===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        Electronic Clearing House, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                        ELECTRONIC CLEARING HOUSE, INC.

                            ----------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               February 4, 2000

                            ----------------------

To the Shareholders of Electronic Clearing House, Inc.:

You are cordially invited to attend the Annual Meeting of Shareholders of Electronic Clearing House, Inc. (the "Company") which will be held at the Radisson Hotel, Agoura Hills, California on Friday, February 4, 2000 at 10:00 a.m. for the following purposes:

     1.  To elect one Director to serve on the Board of Directors;

     2. To ratify or reject the selection of PricewaterhouseCoopers LLP as independent public accountants of the Company for the fiscal year ending September 30, 2000; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on December 10, 1999, as the record date for determining those shareholders who will be entitled to vote at the Meeting or any adjournment thereof.

Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed Proxy and return it by January 31, 2000 in the envelope provided for that purpose.

The enclosed Proxy is being solicited on behalf of the Board of Directors of the Company.



                                     By Order of the Board of Directors,

                                     DONNA L. CAMRAS-REHMAN
                                     Corporate Secretary



Agoura Hills, California
Dated: January 3, 2000

                                PROXY STATEMENT

                        ELECTRONIC CLEARING HOUSE, INC.
                                 P.O. BOX 3040
                            AGOURA HILLS, CA 91301

                        ANNUAL MEETING OF SHAREHOLDERS
                               February 4, 2000

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Electronic Clearing House, Inc., a Nevada corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Meeting") which will be held on February 4, 2000 at 10:00 a.m., Pacific Standard Time, at the Radisson Hotel, Agoura Hills, California. The approximate mailing date of this Proxy Statement is January 3, 2000.

                                    PROXIES

The shares represented by proxy in the form solicited by the Board of Directors of the Company will be voted at the Meeting if the proxy is returned to the Company properly executed. Where a choice is specified with respect to the matter being voted upon, the shares represented by the proxy will be voted in accordance with such specification. The proxy may specify approval or disapproval of all nominees for directors of the Company as a group, or may withhold authority to vote for any one or more of the nominees for directors, and for the approval of the other proposals described herein.

It is intended that shares represented by proxies in the accompanying form will be voted for the election of the person listed below under "Election of Directors". Although the Board of Directors does not know whether any nominations will be made at the Meeting other than those set forth herein, if any such nomination is made, or if votes are cast for any candidates other than those nominated by the Board of Directors, the persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of directors or for any particular nominee is not withheld) will have full discretion and authority to vote for all of the nominees for the Board of Directors, as provided in the Proxy. The Company is not aware of any matters to be voted upon at the Meeting other than as stated herein and in the accompanying Notice of Annual Meeting of Shareholders; if any other matters are properly brought before the Meeting, the enclosed proxy gives authority to the persons named in such proxy to vote the shares in their best judgment.

The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other firms representing beneficial owners of shares for their expenses in forwarding solicitation materials to the beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

PLEASE MARK, SIGN and DATE the enclosed proxy card and RETURN it by January 31, 2000, in the enclosed envelope provided for this purpose.

                                       1.

On December 10, 1999, the record date for determining shareholders entitled to vote at the Annual Meeting, the Company had outstanding and entitled to vote at the Meeting 19,943,126 shares of Common Stock, par value $.01 per share (the "Common Stock"). Each share of Common Stock is entitled to one vote on any matter brought before the Meeting, including election of the directors. The Articles and By-Laws of the Company do not contain any provision for cumulative voting.

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock outstanding on the record date. Shares that are voted "for", "against", or "withheld" from a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as votes eligible to be cast by the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter with respect to such matter. While abstentions will be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of votes cast with respect to a particular matter, broker non-votes with respect to proposals set forth in this Proxy Statement will not be considered votes cast and, accordingly, will not affect the determination as to whether the requisite majority of votes cast has been obtained with respect to a particular matter. A majority of votes cast is required to pass a proposal.

                               PERFORMANCE GRAPH

The following graph shows a five-year comparison of the total cumulative returns of investing $100 on September 30, 1994, in Electronic Clearing House, Inc. Common Stock, the NASDAQ-Composite Index, and the NASDAQ-Finance Index. The NASDAQ-Composite Index represents a broad market group in which the Company participates. The NASDAQ-Finance Index was chosen as having a representative peer group of companies for the 1999 Proxy Statement, and includes Electronic Clearing House, Inc. All comparisons of stock price performance shown assumes reinvestment of dividends.





                              (Graph shown here.)





                    Measurement
                      Point
September 30,          1994      1995      1996      1997      1998      1999
-------------         -------   -------   -------   -------   -------   -------
ECHO                  $100.00   $ 81.25   $156.20   $268.75   $212.60   $212.60
NASDAQ-Composite      $100.00   $138.07   $163.84   $224.97   $228.77   $371.52
NASDAQ-Finance        $100.00   $126.56   $156.70   $247.03   $227.77   $247.36

                                       2.

                       PRINCIPAL OWNERS OF COMMON STOCK

The following table sets forth the beneficial owner of more than 5% of the Company's voting securities as of the record date, December 10, 1999.

                                             Amount of
Title           Name and Address             Beneficial     Percent
of Class      of Beneficial Owner            Ownership      of Class
--------      -------------------            ----------     --------

Common        Herbert Smilowitz              1,165,000/(1)/    5.78%
              15 East Union Street
              East Rutherford, NJ  07073

----------------------------------------
/(1)/  Includes warrants issued in connection with various loans.

To the Company's knowledge, no other individual has beneficial ownership or control over 5% or more of the Company's outstanding Common Stock.

The following table sets forth the number of shares of Common Stock owned beneficially by the Company's officers and directors as of the record date, December 10, 1999:


                                 Number of Shares     Percentage of
Name & Address                  Beneficially Owned   Common Stock[1]
--------------                  ------------------   ---------------
Joel M. Barry                     1,007,250/(2)/           4.84%
28001 Dorothy Drive
Agoura Hills, CA 91301

Lawrence Brown                       60,000/(2)/           0.30%
28001 Dorothy Drive
Agoura Hills, CA 91301

Donna Camras-Rehman                  55,000/(2)/           0.28%
28001 Dorothy Drive
Agoura Hills, CA 91301

Alice L. Cheung                     170,000/(2)/           0.85%
28001 Dorothy Drive
Agoura Hills, CA 91301

Jesse Fong                           45,110/(2)/           0.23%
28001 Dorothy Drive
Agoura Hills, CA 91301

R. Marshall Frost                    20,000/(2)/           0.10%
28001 Dorothy Drive
Agoura Hills, CA 91301

Aristides W. Georgantas               5,455                0.03%
28001 Dorothy Drive
Agoura Hills, CA 91301

David Griffin                       167,637/(2)/           0.84%
28001 Dorothy Drive
Agoura Hills, CA  91301

                                       3.

Herbert L. Lucas, Jr.               312,788/(3,4)/         1.55%
12011 San Vicente Blvd.
Los Angeles, CA 90049

Carl W. Schafer                     413,788/(3)/           2.05%
66 Witherspoon St., #1100
Princeton, NJ 08542

Rick Slater                         208,000/(2)/           1.04%
28001 Dorothy Drive
Agoura Hills, CA 91301

Patricia Atlas Williams              80,000/(2)/           0.40%
28001 Dorothy Drive
Agoura Hills, CA 91301

Jack Wilson                         124,300/(2)(6)/        0.62%
28001 Dorothy Drive
Agoura Hills, CA 91301

All officers and directors
as a group (13 persons)           2,669,328/(1)/          11.97%

-------------------
/(1)/ Outstanding common shares with effect given to individual shareholder's exercise of stock options described in footnotes 2 through 5.
/(2)/  Includes options according to the terms of the Incentive Stock Option
       Plan.
/(3)/  Includes options granted to outside directors.
/(4)/ Includes 141,889 shares indirectly owned by Mr. Lucas through a trust for his wife.
/(5)/  Includes 2,120 shares indirectly owned by Mr. Wilson through his wife.

                             ELECTION OF DIRECTORS

One director is proposed to be elected at the Annual Meeting. The director will be elected to hold office until the conclusion of his respective three-year term and thereafter until the election and qualification of his successor.

Nominees
--------
The nominee for election to the Board of Directors is Herbert L. Lucas, Jr.

Directors
---------
The current members of the Board of Directors are:


                                   Director   Position with         Term Ending
Name                         Age    Since     the Company           February:
----                         ---   --------   -----------           ---------
Joel M. Barry                 49   1986       Chairman, President   2002
                                              and CEO

Aristides W. Georgantas       55   1999       Director              2002

Herbert L. Lucas, Jr.         73   1991       Director              2000

Carl W. Schafer               63   1986       Director              2001

                                       4.

JOEL M. BARRY, age 49, has been a Director of the Company since July 8, 1986, and Chairman of the Board since December 26, 1986. Mr. Barry served as Chief Financial Officer from May 1, 1987 to June 9, 1990, and Executive Vice President from October 12, 1987 to June 29, 1990, when he was designated Chief Executive Officer of the Company. Mr. Barry is also a Director and Chief Executive Officer of the NCCR, CBC, and Magic Software Development wholly-owned subsidiaries. From August 1981 to June 1991, Mr. Barry was a lecturer and investment counselor for Dynamic Seminars, a firm he founded in 1981, and Basics Financial Planning and Investments, a firm he founded in 1983. From 1972 to 1974, Mr. Barry owned and operated a recording business and from 1975 to 1981 was employed as the Director of Marketing and Sales with Financial Dynamics, a financial planning firm located in Covina, California.

ARISTIDES W. GEORGANTAS, age 55, has served as a Director since February, 1999. Mr. Georgantas was Executive Vice President and Chief Operating Officer of Chase Manhattan Bank from 1995 to 1999 and Chairman and Chief Executive Officer of Chemical Bank New Jersey, NA from 1989 to 1995. He served as President and Chief Operating Officer of Horizon Bancorp and subsidiaries and Princeton Bank. Mr. Georgantas also holds the following positions: Director of Blue Cross Blue Shield of New Jersey; Director of Glenmede Trust Company; Chairman of the Foundation for New Jersey Public Broadcasting; Trustee of the Camden Trust Foundation; Trustee of the New Jersey Symphony Orchestra; Vice Chairman of the Regional Plan Association and serves on the Chancellor's Executive Committee of the University of Massachusetts at Amherst and Princeton University Council of New Jersey Affairs. Mr. Georgantas is a graduate of the University of Massachusetts and Columbia University Graduate School of Business.

HERBERT L. LUCAS, age 73, has been a Director since 1991. Mr. Lucas received a BA degree in History in 1950 from Princeton University and an MBA degree in 1952 from Harvard University Graduate School of Business Administration. He served as President from 1972 to 1981 of Carnation International in Los Angeles and a member of the Board of Directors of the Carnation Company. Since 1982, Mr. Lucas has managed his family investment business. He has served on the Board of Directors of various financial and business institutions including Wellington Trust Company, Arctic Alaska Fisheries, Inc., Nutraceutix, and Sunworld International Airways, Inc. Mr. Lucas has served as a Trustee of The J. Paul Getty Trust, the Los Angeles County Museum of Art, and Winrock International Institute for Agricultural Research and Development. He was formerly a member of the Board of Trustees of Princeton University.

CARL W. SCHAFER, age 63, has been a Director since July 1986. Mr. Schafer was Financial Vice President and Treasurer (Chief Financial Officer) of Princeton University from July 1976 to October 1987. From October 1987 to April 1990, Mr. Schafer was a Principal of Rockefeller & Co., Inc. of New York, an investment management firm. He is a Director of The Atlantic Foundation and Harbor Branch Institution and became President of the Atlantic Foundation in April 1990. Mr. Schafer also holds the following positions: Director/Trustee of the Paine Webber and Guardian Families of Mutual Funds; Director of Roadway Express, Inc., a trucking company; Director of Frontier Oil Corporation, an oil refiner; Director of Evans Systems, Inc., a petroleum product marketer, convenience store, and diversified company; Director of Nutraceutix, Inc., a bio technology company; Director of Labor Ready, Inc., a provider of temporary labor; and Chairman of The Johnson Atelier and School Of Sculpture. He graduated from the University of Rochester in 1958, and served with the U.S. Bureau of the Budget, successively, as Budget Examiner, Legislative Analyst, Deputy Director and Director of Budget Preparation. He resides in Princeton, New Jersey.

                                       5.

Board of Directors' Meetings
----------------------------
During fiscal year 1999, there were five regular meetings of the Board of Directors. All directors attended each meeting.

Officers
--------
Officers of the Company are appointed by the Board of Directors and serve at the discretion of the Board of Directors.

                            EXECUTIVE COMPENSATION

Cash Compensation of Officers
-----------------------------
The following table sets forth the total compensation paid and stock options and warrants offered by the Company to its Chief Executive Officer and to each of its most highly compensated executive officers, other than the Chief Executive Officer, whose compensation exceeded $100,000 during the fiscal years ended September 30, 1999, 1998 and 1997.

                          SUMMARY COMPENSATION TABLE
                          --------------------------

                                                          Annual               Long Term
                                                        Compensation          Compensation
                                                        ------------          ------------
                                                                               Securities
                        Capacities in                                          ----------
Name                    Which Served        Year   Salary/(1)/     Bonus     Underlying Options[2]
-----                   -------------       ----   ------          -----     ------------------
Joel M. Barry           Chairman/Chief      1999   $159,166        $52,500       300,000
                        Executive Officer   1998    148,616/(3)/    14,000            -
                                            1997    142,282/(4)/    18,000            -

Alice Cheung            Chief Financial     1999   $ 94,416         12,000       20,000
                        Officer/Treasurer   1998     89,333         11,000            -
                                            1997     80,000          1,000       50,000

Rick Slater             Vice President      1999   $110,000         10,000       20,000
                                            1998    100,000          5,000            -
                                            1997    100,000          4,000            -

Larry J. Thomas[5]      President/Chief     1999   $150,572         34,375      250,000
                        Operating Officer   1998    135,937         11,000      100,000
                                            1997    100,000         11,250            -

--------------------
/(1)/ The Company provides Mr. Barry with an automobile. Mr. Barry, Ms. Cheung and Mr. Slater are participants of a Company sponsored 401(K) plan. There has been no compensation paid other than that indicated in the above table.
/(2)/ None of these options have been exercised. See "Stock Option Plan". /(3)/ Mr. Barry's salary includes a $1,117 vacation paydown.
/(4)/  Mr. Barry's salary includes a $12,282 vacation paydown.
/(5)/  Mr. Thomas resigned from the Company in May, 1999.

                                       6.

                        Fiscal 1999 Option Grants Table
                        -------------------------------

The following table sets forth the stock options granted to the Company's Chief Executive Officer and each of its executive officers, other than the Chief Executive Officer and Larry Thomas, who resigned from the Company in May, 1999, whose compensation exceeded $100,000 during fiscal 1999. Under applicable Securities and Exchange Commission regulations, companies are required to project an estimate of appreciation of the underlying shares of stock during the option term. The Company has chosen to project this estimate using the potential realizable value at assumed annual rates of stock price appreciation for the option term at assumed rates of appreciation of 5% and 10%. However, the ultimate value will depend upon the market value of the Company's stock at a future date, which may or may not correspond to the following projections.

                                                                         Potential Realization
                                                                           Value at Assumed
                                                                            Annual Rates of
                                                                              Stock Price
                                                                           Appreciation for
                                Percent of                                    Option Term
                              Total Granted      Exercise                     -----------
                   Options   to Employees in      Price     Expiration
Name               Granted     Fiscal Year      per share      Date         5%         10%
----               -------     -----------      ---------      ----         --         ---
Joel M. Barry      300,000         46.1%         $1.00      11/04/08     $84,000    $183,000
Alice Cheung        20,000         3.10%         $1.00      11/04/08     $ 5,600    $ 12,000
Rick Slater         20,000         3.10%         $1.00      11/04/08     $ 5,600    $ 12,000

The following table sets forth the number of unexercised options held by the Company's Chief Executive Officer and each of its executive officers, other than the Chief Executive Officer and Larry Thomas, who resigned from the Company in May, 1999, whose compensation exceeded $100,000 during fiscal 1999.

                      Aggregated Option/SAR Exercises and
                      Fiscal-Year Option/SAR Value Table
                      ----------------------------------

                                                                 Value of
                                                 Number of     unexercised
                      Shares                    unexercised    in-the-money
                   acquired on      Value       options/SARS   Options/SARS
Name                exercise #     realized       FY-end #    at FY-end/(1)/
----                ----------     --------       --------    --------------
Joel M. Barry           -0-        $   -0-        950,000        $447,000
Alice Cheung            -0-        $   -0-        170,000        $ 23,000
Rick Slater          10,000        $17,000        206,000        $105,000

----------------------------
/(1)/ Based on the closing sales price of the Common Stock on September 30, 1999 of $1.06 per share, less the option exercise price.

                                       7.

Compensation of Directors
-------------------------
Each outside directors received $15,000 and 5,455 shares of Common Stock in fiscal 1999; $20,000 and 33,333 three-year options, exercisable at $0.91 per share in fiscal 1998; and $6,000 and 75,000 five-year options, exercisable at $1.47 per share in fiscal 1997. Directors are compensated for all reasonable expenses and are not compensated for special meetings.

Stock Option Plan
-----------------
On May 13, 1992, the Company's Board of Directors authorized adoption of an Incentive Stock Option Plan ("Plan"), ratified by the shareholders at the Annual Meeting held July 10, 1992. The Plan provided for the issuance of up to 325,000 stock options, each to purchase one share of the Common Stock for $0.85 per share, subject to adjustment in the event of stock splits, combinations of shares, stock dividends or the like.

On November 18, 1996, the Company's Board of Directors authorized an increase in the Plan to 3,375,000 options and was ratified by the shareholders at the Annual Meeting held in February 1997.

On April 24, 1997, Alice Cheung was granted 50,000 five-year options each to purchase one share of common stock at $1.06 per share.

On October 29, 1997, Larry Thomas was granted 100,000 five-year options each to purchase one share of common stock at $1.12 per share.

On November 4, 1998, Alice Cheung was granted 20,000 five-year options each to purchase one share of common stock at $1.00 per share.

On November 4, 1998, Rick Slater was granted 20,000 five-year options each to purchase one share of common stock at $1.00 per share.

On November 4, 1998, Larry Thomas was granted 20,000 five-year options each to purchase one share of common stock at $1.00 per share.

On November 4, 1998, Joel M. Barry was granted 300,000 five-year options each to purchase one share of common stock at $1.00 per share.

On February 4, 1999, the Company's Board of Directors authorized an increase in the Plan to 5,375,000 options and was ratified by the shareholders at the Annual Meeting held in February 1999.

Employee Benefit Plans
----------------------
The Company does not presently have a formal stock option plan for employees.

Employment Agreements
---------------------
None.

Bonus, Profit Sharing and Other Remuneration Plans and Pension and Retirement
-----------------------------------------------------------------------------
Plans
-----
In addition to salary, the Committee, from time to time, grants options to executive officers and key personnel. The Committee thus views option grants as an important component of its long-term, performance-based compensation philosophy. Since the value of an option bears a direct relationship to the Company's stock price, the Committee believes that options motivate executive officers and key personnel to manage the Company in a manner which will also benefit shareholders. As such, options are granted at the current market price. One of the principal factors considered in granting options to an executive officer or key personnel is their ability to influence the Company's long-term growth and profitability.

                                       8.

The Committee has also established a bonus program to reward extraordinary performance that exceeds pre-set goals established for executive officers and key personnel. The Company believes that such a bonus program provides the incentive to exceed such goals, thereby building shareholder value.

The Company has a contributory 401(K) Retirement Pension Plan which covers all employees who are qualified under the plan provisions.


      -------------------------------------------------------------------


                            DESCRIPTION OF PROPOSAL

PROPOSAL 1

PROPOSAL TO ELECT ONE DIRECTOR TO SERVE FOR THE RESPECTIVE TERM SPECIFIED
-------------------------------------------------------------------------

On November 30, 1999, the members of the Nominating Committee passed a motion to nominate Mr. Herbert L. Lucas, Jr. for election to the Board of Directors for a three-year term.

PROPOSAL 2

PROPOSAL TO RATIFY AND APPROVE THE SELECTION OF AUDITORS
--------------------------------------------------------

The Board of Directors has appointed PricewaterhouseCoopers LLP, independent certified public accountants, as auditors of the Company for the current fiscal year. PricewaterhouseCoopers LLP has audited the financial statements of the Company since 1984, and has no other relationship with or interest in the Company.


       -----------------------------------------------------------------



THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE ABOVE PROPOSALS.


UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR RATIFICATION AND APPROVAL OF THE ABOVE PROPOSALS.
                        ---

                                       9.

SHAREHOLDER PROPOSALS AND OTHER MATTERS
---------------------------------------

Any shareholder desiring to have an appropriate proposal for action presented at next year's Annual Meeting of Shareholders, now scheduled for February, 2001, and who wishes to have it set forth in the Proxy Statement and form of Proxy for the Meeting, must notify the Company and submit the proposal in writing for receipt at the Company's executive offices as noted above not later than October 31, 2000.

If any other matters arise at the Meeting, it is intended that the shares represented by Proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the Proxies.

A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K may be obtained without charge by any beneficial owner of the Company's Common Stock upon written request addressed to Donna Camras-Rehman, Corporate Secretary, 28001 Dorothy Drive, Agoura Hills, CA 91301 or Email: dcamras@echo-inc.com.


                                    By order of the Board of Directors,

                                    DONNA L. CAMRAS-REHMAN
                                    Corporate Secretary
Dated: January 3, 2000

                                      10.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no choice is specified, this proxy will be voted for proposals 1 through 3.


                        ELECTRONIC CLEARING HOUSE, INC.
          P.O. Box 3040, 28001 Dorothy Drive, Agoura Hills, CA  91301


                                   P R O X Y

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned shareholder(s) hereby appoint(s) Joel M. Barry and Carl W. Schafer, and either of them, proxies with full power of substitution and hereby authorize(s) them to represent and vote, as designated below, all the shares of Common Stock held of record by the undersigned on December 10, 1999, at the Annual Meeting of Shareholders of Electronic Clearing House, Inc. to be held on February 4, 2000, or any adjournment thereof.

TO VOTE, MARK BLOCKS BELOW IN                KEEP THIS PORTION FOR YOUR RECORDS
BLUE OR BLACK INK AS FOLLOWS   [X]

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(DETACH HERE AND RETURN THIS PORTION ONLY)

                     ELECTRONIC CLEARING HOUSE, INC. PROXY

The undersigned authorize(s) the proxies to vote on the matters set forth in the Proxy Statement of the Company dated January 3, 2000, as follows:


1.  ELECTION OF DIRECTORS

The Nominee is:  HERBERT L. LUCAS, JR.

[_] For the Nominee listed or, if needed Nominee is unable to serve, for a substitute Nominee.

[_]   Withhold Authority to vote for
      Nominee listed in the Proxy Statement.


For   Against  Abstain
[_]     [_]      [_]     2. PROPOSAL TO RATIFY THE SELECTION OF
                            PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

[_]     [_]      [_]     3. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER
                            BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


Please sign exactly as name appears on stock. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



-----------------------        ------------------------------    --------------
Name/Signature in which        Name/Signature if Held Jointly    Date
Stock is Held


Please mark, sign, date and return this Proxy by January 31, 2000. With your cooperation, we can be ensured of a quorum.

PLEASE INDICATE ANY CHANGES IN ADDRESS ON REVERSE OF THIS PROXY FORM. THANK YOU.